July 29, 2020 Second Quarter 2020 Supplemental Information Exhibit 99.2

Forward-Looking Statements and Other Disclosures The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”); the ultimate geographic spread, severity and duration of pandemics such as the recent outbreak of novel coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company; and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements, among others, relating to the continuing impact of COVID-19 on the Company’s business, financial condition and results of operations and the Company’s ability to generate future growth and deliver returns are forward-looking statements, and the Company cannot assure you that TRTX will achieve such results. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise. Past performance is not indicative nor a guarantee of future returns. Yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors.

2Q 2020 Activity

Financial	▪ GAAP net income[1] and Core Earnings[1] of $0.52 and $0.23 per share, respectively ▪ Net Interest Income of $44.2 million, up 2.1% over the three months ended March 31, 2020 ▪ Current Expected Credit Loss (CECL)[2]: ○ 2Q loan loss benefit of $10.5 million ○ Reserve at June 30, 2020 was $58.7 million, or $0.76 per share, and 104 basis points of total loan commitments ▪ Book value of $16.55 per share at June 30, 2020, up 3.1% over March 31, 2020 ▪ Dividend declared of $0.20 per common share, paid on July 24th ▪ Series B Preferred Dividend of $2.25M paid on June 30th
2Q Activity	▪ Funded $62.5 million in connection with existing loans, and borrowed $23.5 million secured by these fundings ▪ Loan repayments and sales of $119.4 million; no loan originations during the quarter ▪ Investment portfolio was 100% loans as of June 30, 2020 ▪ Issued $225 million of Series B 11% cumulative preferred stock with 12 million detachable warrants to Starwood Capital Group (SCG) ▪ Sold one loan for $0.85 of par, resulting in a realized loss of $13.8 million and reduction of related CECL reserve of $24.8 million ▪ Made voluntary deleveraging payments of $157.7 million to shield us from potential credit-based marks for defined periods ▪ Managed loan portfolio, borrower relationships, and liquidity to mitigate the continuing effects of the COVID-19 pandemic and protect value for TRTX and borrowers
Liquidity & Capitalization	▪ Non-recourse, non-mark-to-market financing for 52.4% of loan financing at June 30, 2020[3] ▪ Cash on hand of $196.2 million, net of $23.2 million required to satisfy our financial covenants ▪ $56.1 million of undrawn borrowing capacity, with ability to issue $100 million of additional preferred equity to SCG ▪ Extended $677.3 million of borrowings with Morgan Stanley, Goldman Sachs, and Bank of America
Loan Portfolio	▪ Total loan commitments: $5.6 billion ▪ Total loan UPB: $5.1 billion ▪ Weighted average interest rate: LIBOR + 3.39% ▪ Weighted average LIBOR floor: 1.67% ▪ Weighted average LTV[1]: 65.8% ▪ Weighted average risk rating[1]: 3.1 ▪ Office and multifamily are our largest sectors, at 49.9% and 22.2%, respectively; 13.7% is comprised of hotel (13.1%) and retail (0.6%)

1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income), LTV, and Loan Risk Rating. GAAP net income defined as GAAP net loss attributable to common stockholders
2. In connection with adoption on January 1, 2020 of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses ("ASU 2016-13", or "CECL")
3. Includes one non-consolidated senior interest of $132.0 million

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Loan Portfolio Loan Portfolio 1. See Appendix for definitions, including definitions of LTV and Loan Risk Rating 2. Risk rating based on amortized cost 3. Property type by commitment Loan Investment Portfolio1 ($ in millions) As of June 30, 2020 As of March 31, 2020 QoQ Change Total Loan Commitments $5,635.3 $5,763.7 (2.2%) Loan Repayments $119.4 $300.6 (60.3%) Unpaid Principal Balance $5,055.9 $5,112.8 (1.1%) Weighted Average Loan Risk Rating2 3.1 3.2 - Average Loan Size (by Commitment) $86.7 $87.3 (0.7%) Weighted Average Interest Rate LIBOR + 3.39% LIBOR + 3.41% (0.6%) Weighted Average LIBOR Floor 1.67% 1.66% 0.6% Weighted Average LTV 65.8% 65.7% 0.2% MSA Concentrations (Top 25 / Top 10) 84.6% / 60.1% 84.8% / 60.6% (0.2%) / (0.8%) Property Type3 % of Portfolio, by Commitment

2Q Operating Performance

Financial Performance

Performance Metric	June 30, 2020	March 31, 2020	QoQ Change
GAAP net income (loss) attributable to common stockholders	$40.1 million / $0.52 per share	$(233.1) million / $(3.05) per share	117.2% / 117.0%
Core Earnings[1]	$17.5 million / $0.23 per share	$(168.3) million / $(2.20) per share	110.4% / 110.5%
Cash dividends declared on common shares	$15.4 million / $0.20 per share	$33.2 million / $0.43 per share	(53.6%) / (53.5%)
Book value per common share	$16.55	$16.06	3.1%
Common shares outstanding	76.8 million	76.7 million	0.1%
Weighted average shares outstanding[2]	76.6 million	76.5 million	0.1%

Capitalization

Performance Metric	June 30, 2020	March 31, 2020	QoQ Change
Non-Recourse, Non-MTM Debt as % of Financing Portfolio[3]	52.4%	49.9%	5.0%
Available Liquidity[4]	$333.6 million	$167.8 million	98.8%
Cash and Cash Equivalents	$196.2 million	$103.6 million	89.4%
CLO Reinvestment Cash	$81.3 million	$0.2 million	-
Undrawn Capacity	$56.1 million	$64.0 million	(12.3%)
Loan Portfolio Leverage[1]	74.5%	77.1%	(3.4%)
Weighted Average Cost of Funds[5]	LIBOR plus 1.65%	LIBOR plus 1.64%	0.6%

1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net loss) and Loan Portfolio Leverage
2. Weighted average shares outstanding include common and Class A common stock
3. Includes one non-consolidated senior interest of $132.0 million
4. Available Liquidity is defined as cash, cash equivalents, and immediately available undrawn capacity on secured financing arrangements. Undrawn capacity requires lender consent to be borrowed. There can be no assurance such consent will be granted
5. Omits the impact of LIBOR floors on approximately 5% of our financing

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Book Value Walk 2Q 2020 $16.25 $16.55 1. Equals CECL reserve of $58.7 divided by loan commitments of $5.6B, both as of June 30, 2020 Note: Totals may not sum due to rounding Recurring Operations CECL (104 bps at 6/30/2020)1 Non-Recurring $16.06 ($0.03) $0.43 ($0.23) $0.02 $0.32 ($0.01) $16.56 Change in Book Value Per Share Beg. Book Value End. Book Value ($0.18) $0.17

Diversified Loan Portfolio

National, Major Market Footprint[2]



MI
3.7%
PA
8.3%
NY
20.1%
MA
2.5%
NJ
3.3%
MD
1.4%
NC
3.2%
GA
4.8%
FL
7.2%
VA
4.7%
KY
0.7
IL
1.6%
MO
2.3%
LA
1.1%
TX
11.6%
AZ
1.1%
NV
2.0%
CA
19.5%
HI
0.8%

Lending Focused in Top 25 Markets[1]



Other
15.4%
Top 11-25
24.5%
Top 10
60.1%

Top 25 Markets Account for 84.6% of Total Loan Commitments

Property Diversity[2]



Mixed-Use
10.7%
Hotel
13.1%
Condominium[3]
1.5%
Retail
0.6%
Multifamily
22.2%
Other[5]
2.0%
Office
49.9%

Geographic Diversity[2,4]



Southeast
11.6%
Various
1.6%
Midwest
7.6%
East
43.5%
West
23.4%
Southwest
12.3%

Fixed vs. Floating



Floating 100.0%

Loan Category[2,4]



Construction
0.6%
Moderate Transitional
31.6%
Bridge
33.0%
Light Transitional
34.8%

- Loan Portfolio: $5.6 billion[2]
- Loan Type: First Mortgage 99.4% | Mezzanine Loan 0.6%
- Weighted Average Interest Rate: LIBOR plus 3.4%
- Weighted Average LTV[4]: 65.8%
- Property Diversity: Office is highest concentration: 49.9%

1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance
2. By total loan commitment at June 30, 2020
3. Condominium exposure reflects total loan commitments for the Company's five condominium inventory loans. The Company's net condominium exposure is reduced to 1.0% by the related aggregate net sales value of executed sales contracts through June 30, 2020
4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions
5. Includes one land loan (total loan commitment of $112.0 million). This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarter ended June 30, 2020

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Risk Ratings Update Weighted average loan portfolio risk rating of 3.1 as of June 30, 2020 Risk Ratings – 6/30/2020 $ Millions Total: $5,042.1 Loan Count: 65 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category 2. By amortized cost 3. Includes a single sponsor relationship with common control of 4 loans totaling $28.1 million Note: Totals may not sum due to rounding Risk Ratings – QoQ1,2 Beg. of Period 3.2 2.9 2.9 2.8 Repayments/Sales 5.0 2.7 3.0 2.4 Originations N/A 3.0 3.0 3.0 End of Period 3.1 3.2 2.9 2.9 Risk Ratings Migration 6 41 17 CECL Reserve bps of Total Loan Commitment $19.6 83.0 $58.7 Risk Ratings – 3/31/2020 $ Millions Total: $5,096.4 Loan Count: 66 5 42 18 3 3

Financing Overview 1. Includes one non-consolidated senior interest of $132.0 million 2. Total Financing Utilization relates only to the financing of the Company’s loan investments 3. Borrowings are 100% recourse to TPG RE Finance Trust Holdco, LLC. Facility expired on July 12, 2020 by its terms 4. Includes borrowings for loan investments 5. Excludes temporary equity; See Appendix for complete definitions, including definitions of Debt-to-Equity and Total Leverage Note: Totals may not sum due to rounding Financing Arrangements Non-recourse, non-mark-to-market financings represent 52.4% of total loan portfolio financing1 Diverse set of 8 lenders providing committed secured financing arrangements Extended $0.7 billion of borrowings with GS, BOA, and MS Loan Financing Utilization² $77.0 $62.6 Leverage Ratio / Total TRTX4 9/30/2019 12/31/2019 3/31/2020 6/30/2020 5 5 2.69x 2.78x Asset-specific Financing Non-recourse, non-mark-to-market loan financing of 52.4%1 Secured Credit Agreement3 Commitments Usage Available

Secured Financing Arrangements – Loan Investments Secured Repurchase Agreements 10/17/2022 $2,790.9 $1,718.7 69.2% 66.1% 45.2% 1.74% Senior Secured Facility 9/29/2022 $200.0 $137.6 75.0% 73.6% 55.2% 1.75% Secured Credit Agreement2 7/12/2020 $160.0 $0.0 n/a n/a n/a n/a Subtotal $3,150.9 $1,856.2 69.5% 66.6% 45.8% 1.74% Term Funding FL-2 6/14/2023 $795.1 $795.1 79.5% 64.3% 51.1% 1.45% FL-3 1/7/2024 $1,039.6 $1,039.6 84.5% 68.5% 57.9% 1.44% Asset Specific 10/9/2021 $77.0 $77.0 68.8% 42.6% 29.3% 4.15% Maximum Capacity WA As-Is LTV of Collateral WA Approved Advance Rate Term Funding Outstanding at 6/30/20 WA Cost of Funds Look-through LTV1 Subtotal $1,911.8 $1,911.8 81.8% 65.5% 53.7% 1.55% Grand Total $5,062.7 $3,768.0 73.6% 65.9% 49.4% 1.65% 1. Based on As-Is LTV. See Appendix for definition 2. Facility expired on July 12, 2020 by its terms 3. Weighted average maturity of underlying collateral assuming full extension Credit Facilities Extended Maturity 3 3

Interest Rate Sensitivity LIBOR Net Interest Income Per Share Sensitivity to LIBOR Movements2 100% of the portfolio is indexed to one-month USD LIBOR Portfolio benefits from decreasing rates given in-place LIBOR floors on loans1 95% of the loan portfolio is subject to a LIBOR floor of at least 0.95% Approximately 5% of total outstanding financing is subject to a LIBOR floor greater than 0.0% 1. See Part I, Item 3 of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk for the period ended June 30, 2020 2. Based on portfolio composition as of 6/30/2020 LIBOR at 12/31/2019 LIBOR at 3/31/2020 LIBOR at 6/30/2020

Appendix

Per Share Calculations

Earnings and Dividends per Common Share

	Three Months Ended (unaudited)			
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
Net Income (Loss) Attributable to Common Stockholders[1]	$40,105	$(233,061)	$32,618	$32,909
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	76,644,038	76,465,322	74,504,278	74,126,890
Per Common Share Amount, Basic and Diluted	$0.52	($3.05)	$0.44	$0.44
Dividends Declared per Common Share	**$0.20**	**$0.43**	**$0.43**	**$0.43**

Per Share Calculations / Core Earnings Reconciliation

	Three Months Ended (unaudited)			
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
Net Income (Loss) Attributable to Common Stockholders[1]	$40,105	$(233,061)	$32,618	$32,909
Non-Cash Compensation Expense	1,686	1,401	590	452
Depreciation and Amortization Expense	—	—	—	—
Unrealized Gains (Losses)	—	—	—	—
Reserve for Estimated Credit Losses	(24,318)	63,348	—	—
Core Earnings	17,473	(168,312)	33,208	$33,361
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	76,644,038	76,465,322	74,504,278	74,126,890
Core Earnings (Loss) per Common Share, Basic and Diluted	**$0.23**	**$(2.20)**	**$0.45**	**$0.45**

Book Value Per Common Share

	For the Period Ended (unaudited)			
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
Total Stockholders' Equity and Temporary Equity	$1,468,053	$1,231,413	$1,503,954	$1,466,295
Series B Preferred Stock	196,832	-	-	-
Series A Preferred Stock	125	125	125	125
Stockholders' Equity, Net of Preferred Stock	$1,271,096	$1,231,288	$1,503,829	$1,466,170
Number of Common Shares Outstanding at Period End[2]	76,792,432	76,650,996	76,022,778	74,125,051
Book Value per Common Share	**$16.55**	**$16.06**	**$19.78**	**$19.78**

1. Represents GAAP net loss attributable to the common and Class A common stockholders
2. Includes common stock and Class A common stock. Please see Note 2 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarter ended June 30, 2020 for a description of the conversion of all Class A shares to common shares in January 2020

Note: Amounts shown in thousands, except share and per share data. Totals may not sum due to rounding

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TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$350.8	$322.9	L+ 2.9%	4.2 years	New York, NY	Office	$692 Sq. ft.	72.8%
Loan 2	$223.0	$169.6	L+ 3.4%	4.1 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 3	$210.0	$175.9	L+ 3.6%	3.5 years	Detroit, MI	Office	$217 Sq. ft.	59.8%
Loan 4	$206.5	$201.0	L+ 2.9%	3.5 years	Various, FL	Multifamily	$181,299 / Unit	76.6%
Loan 5	$200.7	$193.2	L+ 2.8%	5.7 years	East Patchogue, NY	Multifamily	$217,003 / Unit	78.0%
Loan 6	$200.0	$179.2	L+ 2.9%	4.2 years	New York, NY	Office	$904 Sq. ft.	65.2%
Loan 7	$190.1	$173.5	L+ 3.0%	4.5 years	San Diego, CA	Office	$248 Sq. ft.	51.9%
Loan 8	$190.0	$183.4	L+ 2.7%	3.0 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 9	$165.0	$165.0	L+ 3.8%	2.4 years	Charlotte, NC	Hotel	$235,714 / Unit	65.5%
Loan 10	$173.3	$166.1	L+ 4.3%	2.3 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loans 11 – 65	**$3,525.9**	**$3,126.1**	**L + 3.5%[4]**	**3.4 years**				**64.2%**
Total Loan Portfolio	**$5,635.3**	**$5,055.9**	**L + 3.4%[4]**	**4.0 years**				**65.8%**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any
3. See Appendix for definitions, including definition of LTV
4. Represents the weighted average interest rate as of June 30, 2020 which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at June 30, 2020

Note: As of June 30, 2020. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform

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All amounts in thousands except share and per share amounts ASSETS June 30, 2020 (unaudited) December 31, 2019 Cash and Cash Equivalents $196,237 $79,182 Restricted Cash 180 484 Accounts Receivable 36 2,344 Accounts Receivable from Servicer/Trustee 80,219 13,741 Accrued Interest and Fees Receivable 29,962 28,107 Loans Held for Investment 5,042,125 4,980,389 Allowance for Credit Losses (53,557) — Loans Held for Investment, net (includes $2,738,774 and $2,585,030 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,988,568 4,980,389 Investment in Available-for-Sale CRE Debt Securities (includes $0 and $786,408 pledged as collateral under secured revolving repurchase agreements) — 787,552 Other Assets, Net 1,102 1,071 Total Assets $5,296,304 $5,892,870 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable $3,453 $6,665 Accrued Expenses and Other Liabilities 18,679 8,176 Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $10,313 and $11,632, respectively) 1,845,926 2,448,422 Collateralized Loan Obligations (net of deferred financing costs of $11,305 and $13,632, respectively) 1,823,456 1,806,428 Asset-Specific Financings (net of deferred financing costs of $106 and $294) 76,894 76,706 Payable to Affiliates 11,025 9,520 Deferred Revenue 149 164 Dividends Payable 48,669 32,835 Total Liabilities $3,828,251 $4,388,916 Commitments and Contingencies Temporary Equity: Series B Cumulative Redeemable Preferred Stock ($0.001 par value per share; 13,000,000 and 0 shares authorized, respectively; 9,000,000 and 0 shares issued and outstanding, respectively), net 196,832 Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 302,500,000 and 300,000,000 shares authorized, respectively; 76,792,432 and 74,886,113 shares issued and outstanding, respectively) 77 75 Class A Common Stock ($0.001 par value per share; 0 and 2,500,000 shares authorized, respectively; 0 and 1,136,665 shares issued and outstanding, respectively) — 1 Additional Paid-in-Capital 1,559,684 1,530,935 (Accumulated Deficit) (288,540) (28,108) Accumulated Other Comprehensive Income (Loss) — 1,051 Total Stockholders' Equity 1,271,221 1,503,954 Total Permanent Equity 1,271,221 1,503,954 Total Liabilities and Stockholders' Equity $5,296,304 $5,892,870 Consolidated Balance Sheets

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended June 30 is unaudited) Three Months Ended June 30,   INTEREST INCOME 2020 2019 Interest Income $70,051 $88,254 Interest Expense (25,865) (46,426) Net Interest Income 44,186 41,828 OTHER REVENUE Other Income, net 119 412 Total Other Revenue 119 412 OTHER EXPENSES Professional Fees 4,036 593 General and Administrative 860 1,041 Stock Compensation Expense 1,686 663 Servicing and Asset Management Fees 261 431 Management Fee 5,115 5,323 Incentive Management Fee — 2,048 Total Other Expenses 11,958 10,069 Securities Impairments 96 — Credit Loss Expense 10,546 — Income (Loss) Before Income Taxes 42,989 32,171 Income Tax Expense, net (61) (202) Net Income (Loss) $42,928 $31,969 Series A Preferred Stock Dividends (5) (4) Series B Cumulative Redeemable Preferred Stock Dividends (2,250) — Net Income (Loss) Attributable to TPG RE Finance Trust, Inc. $40,673 $31,965 Basic Earnings (Loss) per Common Share $0.52 $0.43 Diluted Earnings (Loss) per Common Share $0.52 $0.43 Weighted Average Number of Common Shares Outstanding Basic: 76,644,038 73,963,337 Diluted: 76,644,038 73,963,337 Dividends Declared per Common Share $0.20 $0.20 OTHER COMPREHENSIVE INCOME Net Income (Loss) $42,928 $31,969 Unrealized (Loss) Gain on Available-for-Sale Securities (CRE Debt Securities) (77) 3,112 Comprehensive Net Income (Loss) $42,851 $35,081

Cash Flows from Operating Activities: June 30, 2020 June 30, 2019 Net Income (Loss) $(189,862) $60,381 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (5,627) (7,898) Amortization of Deferred Financing Costs 6,539 9,393 Increase in Capitalized Accrued Interest (550) - Stock Compensation Expense 3,087 1,514 Loss on Sales of Loans Held for Investment and CRE Debt Securities, net 217,170 - Allowance for Credit Loss Expense 39,029 - Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 2,308 (4) Accrued Interest Receivable (1,078) (12,224) Accrued Expenses and Other Liabilities 1,414 (3,525) Accrued Interest Payable (3,212) 3,458 Payable to Affiliates 1,505 1,653 Deferred Fee Income (15) (72) Other Assets (31) 315 Net Cash Provided by Operating Activities $70,677 $52,991 Cash Flows from Investing Activities: Origination of Loans Held for Investment (351,650) (1,133,817) Advances on Loans Held for Investment (123,692) (117,131) Principal Repayments of Loans Held for Investment 333,715 608,338 Proceeds from Sales of Loans Held for Investment 5,295 - Purchase of Available-for-Sale CRE Debt Securities (168,888) (632,267) Sale and Principal Repayments of Available-for-Sale CRE Debt Securities 766,437 6,641 Net Cash (Used in) Investing Activities $461,217 ($1,268,236) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations - (311,672) Payments on Secured Financing Agreements – Loan Investments (606,265) (807,471) Proceeds from Secured Financing Agreements – Loan Investments 695,250 1,746,297 Payments on Secured Financing Agreements – CRE Debt Securities (824,920) (4,958) Proceeds from Secured Financing Agreements – CRE Debt Securities 132,122 550,850 Payment of Deferred Financing Costs (1,769) (3,817) Payments to Repurchase Common Stock - (42) Proceeds from Issuance of Common Stock 12,895 136,532 Proceeds from Issuance of Series A Preferred Stock - 125 Proceeds from Issuance of Series B Cumulative Redeemable Preferred Stock 210,598 - Proceeds from Issuance of Warrants to Purchase Common Stock 14,402 - Dividends Paid on Common Stock (32,551) (59,649) Dividends Paid on Class A Common Stock (284) (983) Dividends Paid on Series A Preferred Stock (6) (7) Dividends Paid on Series B Cumulative Redeemable Preferred Stock (2,250) - Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs (12,365) (188) Net Cash Provided by Financing Activities ($415,143) $1,245,017 Net Change in Cash, Cash Equivalents, and Restricted Cash 116,751 29,772 Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 79,666 40,720 Cash, Cash Equivalents, and Restricted Cash at End of Period $196,417 $70,492 Supplemental Disclosure of Cash Flow Information: Interest Paid $60,995 $72,942 Taxes Paid 5 368 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net $80,205 $208,697 Sales and Principal Repayments of Available-for-Sale CRE Debt Securities Held by Servicer/Trustee, net - 960 Proceeds from Secured Financing Agreements Held by Trustee - 103 Dividends Declared, not paid 48,669 31,985 Change in Accrued Deferred Financing Costs 937 1,148 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities (1,051) 3,218 Accrued Equity Issuance and Transaction Costs 3,035 309 Consolidated Statements of Cash Flows All amounts in thousands Three Months Ended (Unaudited)

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), including an allowance for credit losses; and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the Consolidated Financial Statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.)

Deferred Fundings

- Borrower fundings that are made under existing loan commitments after loan closing date

Geographic Diversity

- TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at June 30, 2020 follows (dollars in millions):

Region	Form 10-Q	Reclassification	Supplemental	% Total Commitment
East	$2,450.2	-	$2,450.2	43.5%
South	1,348.0	(1,348.0)	-	-
West	1,320.6	-	1,320.6	23.4%
Midwest	428.4	-	428.4	7.6%
Various	88.1	-	88.1	1.6%
Southeast	-	656.3	656.3	11.6%
Southwest	-	691.7	691.7	12.3%
Total	**$5,635.3**	**$-**	**$5,635.3**	**100.0%**

Note: Totals may not sum due to rounding

Leverage

- Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, and an asset-specific financing agreement, less cash, to (ii) total stockholders' equity, at period end
- Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders' equity, at period end

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Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is real estate value at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interests determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period end

Definitions (cont.) Loan Risk Ratings Using on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income

Company Information

TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset firm TPG.

For more information regarding TRTX, visit www.tpgrefinance.com.

Contact Information

Headquarters:
888 Seventh Avenue
35th Floor
New York, NY 10106

New York Stock Exchange:
Symbol: TRTX

TPG RE Finance Trust, Inc.
Bob Foley
Chief Financial Officer
+1 (212) 430-4111
bfoley@tpg.com

Investor Relations:
+1 (212) 405-8500
IR@tpgrefinance.com

Media Contact:
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

Analyst Coverage

Citigroup
Arren Cyganovich
+1 (212) 816-3733

Deutsche Bank
George Bahamondes
+1 (212) 250-1587

JP Morgan
Richard Shane
+1 (415) 315-6701

JMP Securities
Steven DeLaney
+1 (212) 906-3517

Raymond James
Stephen Laws
+1 (901) 579-4868

Wells Fargo
Donald Fandetti
+1 (212) 214-8069

Transfer Agent

American Stock Transfer & Trust Company, LLC
+1 (800) 937-5449
help@astfinancial.com

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